Exhibit 99.1

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 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  This presentation includes forward-looking statements which reflect the Company’s current views with respect to future events and financial performance, but involve uncertainties that could significantly impact results. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements.  Safe Harbor Statement

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  This communication may be deemed solicitation material in respect of the proposed acquisition of Met-Pro by CECO. In connection with the proposed merger, Met-Pro and CECO have filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a prospectus/proxy statement. The prospectus/proxy statement, will be mailed to the shareholders of Met-Pro in advance of the special meeting. BEFORE MAKING ANY VOTING DECISIONS, SHAREHOLDERS OF MET-PRO ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, INCLUDING THE PROSPECTUS/PROXY STATEMENT, AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MET-PRO AND THE PROPOSED MERGER. Shareholders may obtain a free copy of the registration statement, including the prospectus/proxy statement, and any other relevant documents filed by Met-Pro and CECO with the SEC (when available) at the SEC’s website at www.sec.gov, at Met-Pro’s Investor Relations website at www.met-pro.com/investor-relations, or by directing a request to, Met-Pro Corporation, 160 Cassell Road, P.O. Box 144, Harleysville, PA 19438, Attention: Investor Relations, or calling (215) 723-6751 or emailing at mpr@met-pro.com.  Additional Information and Where to Find it

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  Met-Pro and its directors, executive officers, certain other members of management, and certain employees may, under applicable SEC rules, be deemed to be participants in the solicitation of proxies from Met-Pro’s shareholders in respect of the proposed merger. Information about the directors and executive officers of Met-Pro is set forth in Met-Pro’s proxy statement for its 2013 annual meeting previously filed with the SEC. More detailed information regarding persons who may be considered participants in the solicitation of proxies from Met-Pro’s shareholders in connection with the proposed merger is set forth in the registration statement, including the prospectus/proxy statement, and other relevant documents to be filed with the SEC in connection with the proposed merger. Each of these documents is, or will be, available for free at the SEC’s website at www.sec.gov, at Met-Pro’s Investor Relations website at www.met-pro.com/investor-relations, or upon request directed to Met-Pro Corporation, 160 Cassell Road, P.O. Box 144, Harleysville, PA 19438, Attention: Investor Relations, or by calling (215) 723-6751 or emailing mpr@met-pro.com.  Participants in the Solicitation

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  Fiscal Year Ended 1/31  Financial Highlights  Millions ($)*  * Except per share amounts    2013  2012  Change  Net Sales        10%  Operating Income      12%  Net Income      13%  Diluted EPS      15%   0.48  $   0.55  $  $  100.2   10.6  $    7.1  $   8.0   11.9  $109.9  $  $

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level    1/31/2012  Cash & Short Term Investments    Total Assets     Total Debt    Shareholders’ Equity    Millions ($)  34.3  $ 116.3  2.6  88.7  $2.33 Per Share  Debt to Equity Ratio = 3.0%  $  $  $  Strong Financial Condition

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  $.269  Dollars ($)  * Reflects 2% dividend increase effective October 2012  22 Straight Years of Cash Dividends  Fiscal Year Ended 1/31  $.2855*  $.246  $.240

MPR LISTED NYSE

Continued Progress

MET PRO CORPORATION

- Grew international sales by 10% to $30.6 million
- Added complete line of non-metallic Fybroc® brand butterfly valves
- Successfully conducted pilot test to validate lower gas retention time for Met-Pro Environmental Air Solutions' BIO-PRO® odor control systems
- Introduced new Mefiag® filter for printed circuit board industry
- Added several new features to the Strobic Air® Tri-Stack®
  Smart System controls

www.met-pro.com

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  Met-Pro and CECO  Per the Definitive Agreement Announced on April 22, 2013:CECO will acquire all of the outstanding shares of Met-Pro common stock in a cash and stock transaction valued at a total of approximately $210 million, or $13.75 per shareMet-Pro shareholders may elect to exchange each share of Met-Pro common stock for either:$13.75 in cash and/or shares of CECO common stock Subject to a pro-ration feature that caps the overall cash at approximately $110 million and a collar that affects the amount of CECO common stock to be received by shareholders electing stock  “Combining Forces for a Stronger Tomorrow”

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  Met-Pro and CECO  Substantial Value Creation for Met-Pro Shareholders43% premium to Met-Pro’s share price as of the close on April 19, 2013Opportunity to participate in upside potential through shared ownership in combined companyStrong Strategic FitVery little market overlapStrong complimentary product portfolioAbility to leverage unique trade knowledge and manufacturing/service capabilities   “Combining Forces for a Stronger Tomorrow”

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  Met-Pro and CECO  Poised to Benefit from Enhanced End-Market and Customer Diversity Enhances breadth and depth of end-market exposure to blue-chip customersNatural hedge against market and customer-specific volatilityUnlocks significant cross-selling opportunities with access to over 11,500 active customers worldwideStrong opportunity to consolidate markets and benefit from economies of scale and scope  “Combining Forces for a Stronger Tomorrow”

MPR LISTED NYSE

Met-Pro and CECO

"Combining Forces for a Stronger Tomorrow"

- **Expanded Global Reach**
  - Well-balanced geographic portfolio of assets
  - Enhances ability to capitalize on emerging market growth
    - Well-established presence in China, India and Latin America
- **Experienced Management Teams with Proven Track Records of Success**
- **Financially Compelling with Enhanced Scale and Significant Synergy Potential**

www.met-pro.com

Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  Met-Pro and CECO  On May 23, 2013, CECO filed a Registration Statement on Form S-4, which includes a joint proxy statement/ prospectus, with the Securities and Exchange Commission (SEC) The Form S-4 registration statement has not yet become effective, and the information contained in it is subject to change   Current Status

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  Met-Pro and CECO  The Form S-4 is available at www.sec.gov (under "CECO Environmental Corp.”)The Form S-4 is under review by the SEC Once we have addressed the SEC’s comments, the joint proxy statement will be submitted to shareholders for their consideration and vote  Current Status

 Click to edit Master title style  Click to edit Master text stylesSecond levelThird levelFourth levelFifth level  Met-Pro and CECO

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